INVESCO STOCK FUNDS, INC.
                           INVESCO S&P 500 INDEX FUND

       Supplement to Institutional Class Prospectus dated August 31, 1999

The existing class of shares of INVESCO S&P 500 Index Fund - Class I is hereby designated as "Institutional Class."

The section of the Prospectus entitled "Fees And Expenses - Annual Fund Operating Expenses That Are Deducted From Fund Assets" is amended to (1) delete the table and the footnotes and (2) substitute the following, respectively, in their place:

      ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

      S&P 500 INDEX FUND
      Management Fee                                  0.25%
      Distribution and Service (12b-1) Fees            None
      Other Expenses(1)(2)(3)                         1.20%
                                                      -----
      Total Annual Fund Operating Expenses(1)(2)(3)   1.45%
                                                      =====

      (1)The Fund's actual Total Annual Fund Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement.

      (2)The expense information presented in the table has been restated from the financials to reflect a change in the administrative services and transfer agency fees.

      (3)Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to a commitment to the Fund. This commitment may be changed at any time following consultation with the board of directors. After absorption, the Fund's Other Expenses and Total Annual Fund Operating Expenses were 0.14% and 0.39%, respectively, of the Fund's average net assets.

The section of the Prospectus entitled "Fees And Expenses - Example" is amended to (1) delete the second paragraph and (2) substitute the following in its place:

      The Example assumes that you invested $10,000 in the Institutional Class shares of the Fund for the time periods indicated and redeemed all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year and that a Fund's Institutional Class shares' operating expenses remained the same. Although the actual costs and performance of the Fund's Institutional Class shares may be higher or lower, based on these assumptions your costs would have been:

                        1 YEAR      3 YEARS       5 YEARS      10 YEARS
                        $  148      $  459        $  792       $1,735

The section of the Prospectus entitled "How To Buy Shares" is amended to (1) delete the first, second, third, fourth and fifth paragraphs and (2) substitute the following in their place:

      The Fund offers multiple classes of shares. Each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

      In deciding which class of shares to purchase, you should consider among other things, (i) the length of time you expect to hold the shares, (ii) the provisions of the distribution plan applicable to the class, if any, and (iii) the eligibility requirements that apply to purchases of a particular class. Institutional Class shares are intended for use by institutions such as employee benefit plans, retirement plan sponsors and banks acting for themselves or in a fiduciary or similar capacity. Shares of the Institutional Class of the Fund are available for the collective and common trust funds of banks, banks investing for their own account and banks investing for the account of a public entity (e.g., Taft-Hartley funds, states, cities, or government agencies) that does not pay commissions or distribution fees.

      The following chart shows several convenient ways to invest in the Fund. There is no charge to invest, exchange or redeem shares when you make transactions directly through INVESCO. However, upon a redemption or an exchange of shares held three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. If you invest in the Fund through a securities broker, you may be charged a commission or transaction fee for either purchases or sales of Fund shares. For all new accounts, please send a completed application form, and specify the fund or funds you wish to purchase.

      INVESCO reserves the right to increase the Fund's minimum investment requirements in its sole discretion if it determines this action is in the best interests of the Fund's shareholders. INVESCO will aggregate all of an institutional investor's accounts and sub-accounts for the purpose of meeting the Institutional Class' minimum investment requirements. INVESCO reserves the right in its sole discretion to reject any order to buy the Fund's Institutional class of shares, including purchases by exchange.

      INSTITUTIONAL INVESTORS:

            Minimum Initial Investment          $10,000,000
            Minimum Balance                      $5,000,000
            Minimum Subsequent Investment        $1,000,000

      RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS:

            Minimum Total Plan Assets          $100,000,000
            Minimum Initial Investment          $10,000,000
            Minimum Balance                      $5,000,000
            Minimum Subsequent Investment        $1,000,000

This Supplement supercedes the Supplement dated June 1, 2000.

The date of this Supplement is July 15, 2000.